Exhibit 31.2
                                                     ------------

I, Patrick G. Mackey, certify that:

1.   I have reviewed this Quarterly Report on Form 10-Q (this
     "Quarterly Report") of Novo Networks, Inc. ("Novo
     Networks").

2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report.

3. Based on my knowledge, the financial statements, and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of Novo Networks as of, and for, the periods presented in this Quarterly Report.

4. The other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
     15d-15(e)) for Novo Networks and have:

     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Novo Networks, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Quarterly Report is being prepared;

     b) evaluated the effectiveness of Novo Networks' disclosure controls and procedures and presented in this Quarterly Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Quarterly Report, based on such evaluation; and

     c) disclosed in this Quarterly Report any changes in Novo Networks' internal controls over financial reporting that occurred during Novo Networks' most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Novo Networks' internal control over financial reporting.

5. The other certifying officer and I have disclosed, based on the most recent evaluation of internal controls over financial reporting, to Novo Networks' auditor and the audit committee of Novo Networks' board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect Novo Networks' ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in Novo Networks' internal controls over financial reporting.


Date: February 13, 2004

   /s/ Patrick G. Mackey
---------------------------
Patrick G. Mackey
Senior Vice President
(Principal Financial and
  Accounting Officer)